UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004


                          Concord Communications, Inc.
               (Exact name of registrant as specified in charter)

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      Massachusetts                    0-23067                   04-2710876
      -------------                    -------                   ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


400 Nickerson Road, Marlboro, Massachusetts                         01752
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 (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On December 15, 2004, Concord Communications, Inc. issued a press release announcing that it has signed a definitive agreement to acquire privately-held Vitel Software, Incorporated, a Massachusetts corporation. The purchase price is equal to $4 million in cash plus the assumption of debt and is expected to close in January 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number                  Description
          --------------                  -----------
              99.1                        Press release dated December 15, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CONCORD COMMUNICATIONS, INC.


                              By: /s/ Melissa H. Cruz
                                  ----------------------------------------------
Date: December 15, 2004           Melissa H. Cruz
                                  Executive Vice President of Business Services,
                                  Chief Financial Officer and Treasurer